Commitments	12 Months Ended
Dec. 31, 2012
Commitments

20. Commitments

Future minimum payments for noncancelable operating leases, purchase obligations and other liabilities of TransUnion Holding in effect as of December 31, 2012, are payable as follows:

(in millions)	Operating Leases	Purchase Obligations	Total
2013	$10.1	$136.9	$147.0
2014	8.8	53.5	62.3
2015	7.2	38.6	45.8
2016	5.6	16.4	22.0
2017	4.5	4.8	9.3
Thereafter	13.3	5.7	19.0

Totals	$49.5	$255.9	$305.4

Purchase obligations to be repaid in 2013 include $78.4 million of trade accounts payable that were included on the balance sheet of TransUnion Holding as of December 31, 2012. Rental expense related to operating leases of TransUnion Corp. Successor was $7.4 million for the eight months ended December 31, 2012. Rental expense related to operating leases of TransUnion Corp. Predecessor was $3.7 million, $13.8 million and $13.0 million for the four months ended April 30, 2012, and the years ended December 31, 2011 and 2010, respectively. TransUnion Holding had no operating leases other than the operating leases of TransUnion Corp.

Licensing agreements

We have agreements with Fair Isaac Corporation to license credit-scoring algorithms and the right to sell credit scores derived from those algorithms. Payment obligations under these agreements vary due to factors such as the volume of credit scores we sell, what type of credit scores we sell, and how our customers use the credit scores. There are no minimum payments required under these licensing agreements; however we do have a significant level of sales volume related to these credit scores.